Exhibit 99.1

2008 Investor Presentation OTCBB : CNAM

Safe Harbor Statement This presentation contains forward looking statements and forecast financial statements concerning the future of China Armco Metals, Inc. that are intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. ). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expected completion date for the metal recycling facility and its production capacity, guidance and expectations regarding demand for steel, revenues, net income and earnings. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations: our ability to successfully complete construction of our proposed scrap metal recycling facility, our need for additional financing to construct the metal recycling facility we intend to build which we may not be able to obtain on acceptable terms, our ability to operate the proposed recycling facility profitably; and fluctuations in raw material prices may affect our operating results as we may not be able to pass on cost increases to customers. We caution that the forward looking statements are subject to risks and uncertainties and the other factors described herein that could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-KSB for the year ended December 31, 2007 and Item 1.01 "Risk Factors" of our Current Report on Form 8-K filed on July 1, 2008.

Overview Armco specializes in import/export and distribution of metal ore and non-ferrous metals, and plans to construct a metal recycling facility Armco has more than 11 years of experience in the ore distribution business in China Armco went public in July 2008 to capitalize on future growth opportunities Performance (Audited) Revenue Net income 2006 $44.3MM $861K 2007 $75.3MM $5.45MM

Overview of ARMCO Business 2 Businesses in 1 Company Focused on Metal Industry in China Metal Distribution Metal Recycling Imports, sells and distributes metal and non-ferrous metals within China Provides sourcing and pricing services for various metals to its network of customers Currently constructing a 22-acre facility near a deep-sea port with large ship access Processing capacity of 1 million metric tons of scrap metal upon completion in 2009

Corporate Structure China Armco Metals, Inc. OTC BB: CNAM (Parent Company) Metal Recycling Armet (Lianyungang) Renewable Resource Co., Ltd Wholly owned subsidiary Import & Distribution Armco & Metawise Ltd. (SAR HK) Wholly owned subsidiary Henan Armco & Metawise Trading., Ltd. PRC Wholly owned subsidiary

An Integrated Approach to Growth Corporate Growth Strategy Specialty Driven Market Metal Sales & Distribution Metal Recycling Organic Growth Maximize current market Develop new sales & distribution channels Improve operating and net margin Business Development Leverage core capabilities and assets Develop new partnerships for ore imports Enter into metal recycling market

Ore Sales & Distribution China Armco's sales and distribution business leverages buying power for a segment of metal producers and manufacturers in China Armco supplies raw materials to more than 150 customers in China Armco sources ore from more than 10 international suppliers Customer Demand & Order Customer Demand & Order Customer Demand & Order ARMCO PURCHASING Places High Volume Order with Select International Suppliers ARMCO IMPORT DISTRIBUTION Imports Goods and then Delivers Allocations to Customers Customer Delivery Customer Delivery Customer Delivery Collect L/C or 10%-30% Deposit from customer Invoices Settled in Full Prior to Delivery

Metal Ore Market Overview The ore industry includes: Iron Ore - for use in steel production Chrome Ore - for use in producing stainless steel Nickel Ore - for use in alloying and armor plating Manganese Ore - for use in steel alloys Copper Ore - for use in wiring and piping Ore distributors provide customers a value-added service by providing favorable pricing on bulk orders and financing options not available on spot markets or direct import purchases There are less than 10 major ore distribution companies servicing small to medium-sized ore consumers in China

Metal Recycling Currently constructing a metal recycling facility in Lianyungang on 22 acres of land It is located near a major deep-sea port in eastern China Lianyungang was one of the four original ports opened in the 1680s by the Qing Dynasty Government. The others were Ningbo, Xiamen and Guangzhou Plan to install the state-of-the-art Texas Shredder Lindemann system Armco will be the first scrap metal recycler in China to implement a Texas Shredder Lindeman System-one of the most advanced metal recycling systems in the world

Why Scrap metal recycling? China consumes over 500 million tons of steel annually Chinese government incentive to reduce pollution and save energy China's GDP growth ensures the steady growth of the steel industry Armco's existing customer base are recycled metals target-customers China's GDP growth ensures a steady development of metal industry First company to receive a steel recycling license

China's Steel Industry Growth *China steel production volume development (1990-2007) Boston Consulting Group, 1990-2006 International Iron and Steel Institute, 2007

Comparison: Worldwide and China Usage of Scrap steel Source: Metso Minerals, Inc. 2006 presentation

Armet Metal Recycling Facility Construction commenced in March 2008 Expected production in Q3 2009 Annual production capacity of 1 million metric tons Ability to implement the best metal recycling technology from the start up Area for expansion

Armet Recycling Operations Scrap metal will be sourced from domestic and international suppliers Armco's ore customer base are also targets for sale of recycled metals Ship Breaking Industrial Scrap Supply for Obsolete Equipment and Infrastructure Post-Consumer Domestic Post-Consumer (Automobiles) Import ARMCO RECYLING OPERATIONS PURCHASING, IMPORT, PROCESSING and SALES Metal Smelters

Armco Metal Recycling Project Economy of Scale *China Recent price of high-end recycled steel $300/ton

Market Data Fiscal Year December 31st Last-Traded Price (10/1/08) $3.00 Shares Outstanding 10.4 Million Market Capitalization $31.2 Million Management Ownership 52.6% Revenue 2007 $ 75.3 m Net Income 2007 $5.4 m 2008 Net Income Guidance (Organic Growth) $6.0 Million 2008 EPS Guidance (based on 10.1 million shares) $0.58/share

Armco Achieved Growth 2006 (Audited) 2007 (Audited) % Change Revenues $44,317,654 $75,278,853 70% Net Income $861,107 $5,458,205 534% Current Assets $4,806,547 $9,904,565 60% Total Assets $4,858,111 $9,904,565 104% Shareholder Equity $1,085,316 $5,084,133 368%

Armco Achieved Growth 2007(unaudited) 6 Months 2008(unaudited) 6 Months % Change Revenues $9,016,550 $22,789,813 153% Net Income $301,160 $2,587,159 759% Current Assets $7,663,986 $16,389,470 114% Total Assets $9,904,565 $18,754,865 89% Shareholder Equity $1,085,316 $7,923,658 630%

Armco Management Team

Armco Outlook Guidance 2008 2009 Revenues $60-70 MM $130-150 MM Net Income $6 MM $10-11 MM EPS $0.58* $0.95-1.05* Armco is confident about the expected growth of the metal industry in China Armco has favorable support and tax treatment from the Chinese government Steel and metal demand likely to rebound as China grows * based on 10.4 mm outstanding shares as of August 31, 2008

The Armco Advantage

Closing As Rupert Murdoch recently said about Chinese companies, "The world has never seen this kind of advance before. These are people who have known deprivation. These are people who are intent on developing their skills, improving their lives and showing the world what they can do."

For Investors: John Mattio HC International, Inc 56 June Road North Salem, NY 10560 Tel:914-669-5340 For the Company: Gary Liu Armco Metals, US Annex 431 Fairway Drive, Suite 200 Deerfield Beach, FL 33441 Tel:954-363-7663 www.armcometals.com